SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                       ----------------------
                             FORM 8-K/A
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                        Amendment No. 1 to

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  December 31, 1998
                                                  -----------------------


                         EFFICIENCY LODGE, INC.
      ------------------------------------------------------
      (Exact name of Registrant as Specified in its Charter)


         Georgia                  000-02290            58-0898219
------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   5342 Old Floyd Road
                   Mableton, Georgia                       30126
        ---------------------------------------------------------
        (Address of principal executive offices)       (Zip code)

                                  N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

  Registrant's telephone number, including area code: (770) 819-0039

     The undersigned Registrant hereby amends its Current Report on Form 8-K filed on January 15, 1999 by amending Item 1 thereto as set forth below.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On December 31, 1998, Roy E. Barnes, a director and Secretary and Treasurer of the Registrant, resigned as a director and officer and sold all of his shares of common stock of the Registrant, constituting all of the capital and voting stock of the Registrant that he owned. Prior to the sale, Mr. Barnes owned 47.5% of the common stock and his brother, W. Ray Barnes, owned an equal amount. The Registrant purchased 470,765 of the shares and holds them in treasury. Other directors of the Registrant purchased a total of 20,000 shares, and the remaining 5,430 shares were purchased by investors not affiliated with the company. As a result of the sale, the Registrant currently has outstanding 572,918 shares, and W. Ray Barnes, who formerly beneficially owned 47.5% of the outstanding stock or the Registrant, now beneficially owns 86.6% of the outstanding common stock of Efficiency Lodge, Inc.

(b)  Security ownership of Certain Beneficial Owners and Management

     (1) PERSONS BENEFICIALLY OWNING GREATER THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK


     The following table sets forth the persons known by the Company to own beneficially more than five percent of the Company's voting securities.


                  Name and Address of   Amount and Nature     Percent of
Title of Class    Beneficial Owner      of Beneficial Owner   Common Stock
----------------  --------------------  -------------------   -------------

Common Stock      W. Ray Barnes                496,195           86.6%
                  1680 Seayes Road
                  P.O. Box 21
                  Mableton, GA  30059

     (2)  SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Company's common stock by management of the Company, as reflected in the stock records of the Company or provided to the Company by the beneficial owners.


Name and Address                          Amount and Nature   Percent of
of Beneficial Owner                      of Beneficial Owner  Common Stock
-------------------                      -------------------  ------------

W. Ray Barnes                                  496,195            86.6%

1680 Seayes Road
P.O. Box 21
Mableton, GA  30059

Arthur L. Crowe, Jr.                             5,211             *
567 Colston Road
Marietta, GA  30014

Joseph A. Cochran                                  347             *
2950 Atlanta Street
Smyrna, GA  30080

Ken F. Thigpen                                  10,233             1.8%

2572 Oakwood Trace
Smyrna, GA  30080

Dr. Roy W. Sweat, D.C.                           7,706             1.3%
4735 River Court
Duluth, GA  30155

All officers and directors as a group          519,683            90.7%


* Less than one percent

At December 31, 1998, there were issued and outstanding
572,918 shares of Common Stock, par value $0.10 per share.

     (3)  Change in Control

     The registrant does not know of any arrangement the operation of which may at a subsequent date result in a change in control of the registrant.

                             SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EFFICIENCY LODGE, INC.



                              By: /s/ W. Ray Barnes
                                  W. Ray Barnes
                                  President


                                   January 25, 1999
                                 --------------------
                                 Date